UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 12, 2005

Date of Report (Date of earliest event reported)

Wentworth Energy, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma

(State or other jurisdiction)

0-32593

(Commission File Number)

73-1599600

(IRS Employer Identification No.)

115 West 7th Street, Suite 1415, Fort Worth, Texas, 76102

(Address of principal executive offices)

(877) 329-8388

Registrant’s telephone number, including area code

Amendments to Form 8-K

The information in this amended Form 8-K includes the following changes from the original filing made on June 1, 2005 and the amended filing made on September 1, 2005:

1.

Interim financial statements as of and for the period ended March 31, 2005 for Wentworth Oil & Gas, Inc. are attached as Exhibit 9.01.1 hereto.  Audited financial statements as of and for the period ended December 31, 2004 were attached to the amended Form 8-K filed with the Securities an Exchange Commission on September 1, 2005;

2.

Pro forma balance sheet as of March 31, 2005 and for the periods from the date of inception on July 21, 2004 to December 31, 2004 and the three month period ended March 31, 2005 are attached as Exhibit 9.01.2 hereto; and

3.

The date of this amended Form 8-K has been changed to May 12, 2005 to reflect the date of the earliest event reported.

Item 2.01    Completion of Acquisition or Disposition of Assets.

On May 12, 2005, Wentworth Energy, Inc. (the "Company") acquired 86.76% of the total issued and outstanding equity interests of Wentworth Oil & Gas, Inc. ("Oil & Gas"), a Nevada corporation.  The shares were acquired pursuant to a Share Exchange Agreement (the "Agreement") between the Company and Oil & Gas. The Agreement provided for the shareholders of Oil & Gas who chose to participate in the share exchange to receive one (1) share of the Company's common stock for every 2.5 shares of Oil & Gas common stock tendered.  Therefore, upon exchange, the Company acquired 3,540,000 shares of Oil & Gas common stock out of a total of 4,080,000 shares issued and outstanding.  For those 3,540,000 shares, the exchanging shareholders received 1,416,000 shares of the Company's common stock.  On August 4, 2005, the Company acquired an additional 11.03% of the total issued and outstanding shares of Oil & Gas pursuant to the Agreement by issuing an additional 180,000 shares of the Company’s common stock, thereby increasing the Company’s interest to 97.79% of the total issued and outstanding shares of Oil & Gas.

The transaction was approved by the directors of each entity with Gordon McDougall, a director common to both entities, abstaining from the vote.  Additionally, Gordon McDougall, a director of both entities and holder of 550,000 shares of Oil & Gas (held by Campbell Capital Holdings, Inc.) and 625,000 shares of the Company prior to the exchange transaction, has exchanged his shares in Oil & Gas for shares of the Company.  Alan Sedgwick, a director of Oil & Gas and holder of 550,000 shares of Oil & Gas and no shares of the Company prior to the exchange transaction, has also tendered his shares for exchange.

The Company will continue to honor the terms of the Agreement and allow the remaining 540,000 shares of Oil & Gas to be exchanged for shares of the Company's common stock.

A copy of the Agreement will be attached as an exhibit to the Company quarterly report as filed on Form 10-QSB for the quarter ending June 30, 2005.

Item 9.01    Financial Statements and Exhibits

Index of Exhibits

Exhibit No.	Description
9.01.1	Interim financial statements of Wentworth Oil & Gas, Inc. as of and for the period ended March 31, 2005
9.01.2	Pro forma financial statements as of March 31, 2005 and for the periods from the date of inception on July 21, 2004 to December 31, 2004 and the three month period ended March 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2006

WENTWORTH ENERGY, INC.

/s/ John Punzo

John Punzo, CEO

Exhibit 9.01.1

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Financial Statements

(Unaudited)

(Expressed in US Dollars)

March 31, 2005

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Financial Statements

(Expressed in US Dollars) (Unaudited)

March 31, 2005

Statements of Operations and Deficit

5

Balance Sheets

6

Statement of Stockholders’ Equity

7

Statements of Cash Flows

8

Notes to the Financial Statements

9-13

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Statements of Operations and Deficit

(Expressed in US Dollars) (Unaudited)

	Cumulative Inception to March 31, 2005	3 months ended March 31, 2005

Revenue	$ -	$ -

Administrative expenses
Amortization	394	153
Consulting	103,819	33,273
Foreign exchange gain	(826)	(65)
Interest and bank charges	13,610	12,659
Management fees	40,645	15,000
Office and miscellaneous	32,709	11,505
Professional fees	17,922	9,569
Promotion	6,684	6,684
Rent	6,500	900
Transfer agent	2,678	428
Travel	25,724	13,447

	249,859	103,553

Loss for the period	(249,859)	(103,553)

Deficit, beginning of period	-	(146,306)

Deficit accumulated during the exploration stage	$ (249,859)	$ (249,859)

Basic and diluted loss per share		$ (0.03)

Weighted average shares outstanding		4,080,000

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Balance Sheets

(Expressed in US Dollars) (Unaudited)

	March 31, 2005	December 31, 2004

Assets

Current
Cash	$ 26,439	$ -
Account receivable	3,970	2,794
Prepaid expenses	7,925	7,925
Loan receivable	18,500	-

	56,834	10,719

Unproved oil and gas property (note 4)	242,952	202,460

Equipment (note 5)	2,474	1,615

	$ 302,260	$ 214,794

Liabilities

Current
Checks issued in excess of funds on deposit	$ -	$ 1,331
Accounts payable and accrued liabilities	79,184	39,752
Subscriptions received	179,000	20,801
Due to a related party (note 3)	75	5,356
Property payments outstanding (note 4)	127,460	127,460

	385,719	194,700

Stockholders’ Equity
Common stock, $0.001 par value
50,000,000 shares authorized
4,080,000 shares outstanding	4,080	4,080

Additional paid in capital	172,320	172,320

Expenses prepaid with common stock	(10,000)	(10,000)

Deficit accumulated during the exploration stage	(249,859)	(146,306)

	(83,459)	20,094

	$ 302,260	$ 214,794

Commitments and contingencies (note 6)

Subsequent events (note 7)

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Statement of Stockholders’ Equity

(Expressed in US Dollars) (Unaudited)

For the period from incorporation on July 21, 2004 to March 31, 2005

	Number of shares	Par value	Additional Paid in Capital	Expenses prepaid with common stock	Deficit Accumulated During the Exploration Stage	Total

July 21, 2004 issued to founders for cash, at $0.001 per share	2,400,000	$ 2,400	$ -	$ -	$ -	$ 2,400

November 26, 2004 issued for services, at $0.25 per share	40,000	40	9,960	(10,000)	-	-

December 31, 2004 issued by private placement for cash, at $0.10 per share	1,640,000	1,640	162,360	-	-	164,000

Net loss for the period	-	-	-		(146,306)	(146,306)

Balance, December 31, 2004	4,080,000	4,080	172,320	(10,000)	(146,306)	20,094

Net loss for the period	-	-	-	-	(103,553)	(103,553)

Balance, March 31, 2005	4,080,000	$ 4,080	$ 172,320	$ (10,000)	$ (249,859)	$ (83,459)

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Statements of Cash Flows

(Expressed in US Dollars) (Unaudited)

	Cumulative, Inception to March 31, 2005	3 months ended March 31, 2005
Cash provided by (used by)

Operating activities
Loss for the period	$ (249,859)	$ (103,553)
Adjustments for items not involving cash:
Amortization	394	153
Services to be paid with shares	7,500	-

	(241,965)	(103,400)

Change in non-cash working capital items:
Accounts receivable	(3,970)	(1,176)
Due to related party	75	(5,281)
Prepaid expenses	(7,925)	-
Accounts payable and accrued liabilities	79,184	39,431

	(174,601)	(70,426)

Financing activities
Checks issued in excess of funds on deposit	-	(1,331)
Loan receivable	(18,500)	(18,500)
Subscriptions received	171,500	158,200
Issuance of common stock	166,400	-

	319,400	138,369

Investing activities
Acquisition of interest in oil and gas properties	(115,492)	(40,492)
Purchase of equipment	(2,868)	(1,012)

	(118,360)	(41,504)

Increase in cash during the exploration stage	26,439	26,439

Cash, beginning of period	-	-

Cash, end of period	$ 26,439	$ 26,439

Supplemental cash flow information

Interest paid	$ 97	$ 26
Income taxes paid	$ -	$ -

Non-cash transactions
Shares issued for prepaid services	$ 10,000	$ -
Share subscriptions pursuant to consulting contracts	$ 7,500	$ -

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Notes to the Financial Statements

(Expressed in US Dollars) (Unaudited)

March 31, 2005

1.

Nature of Operations

The company was incorporated in the State of Nevada on July 21, 2004.  The company is engaged in the business of oil and gas exploration and development.

The accompanying financial statements have been prepared on the basis of accounting principles applicable to a going concern.  Accordingly, they do not give effect to adjustment that would be necessary should the company be unable to continue as a going concern and therefore be required to realize its assets and retire its liabilities in other than the normal course of business and at amounts different from those in the accompanying financial statements. The company’s ability to continue as a going concern is dependent upon achieving profitable operations and/ or upon obtaining additional financing. The outcome of these matters can not be predicted at this time.

Management intends to continue development of its existing gas project and acquire interests in additional oil and gas projects.  The company expects to finance these activities by loans from Wentworth Energy, Inc.

2.

Significant Accounting Policies

a)

Exploration stage company

The company is considered to be in the exploration stage as defined in Statement of Financial Accounting Standards No. 7.

b)

Oil and gas activities

The company follows the full cost method of accounting for its oil and gas activities. Accordingly, all costs associated with the acquisition, exploration and development of oil and gas properties are capitalized within the appropriate cost center.  Any internal costs that are capitalized are limited to those costs that can be directly identified with acquisition, exploration, and development activities undertaken by the company for its own account, and do not include any costs related to production, general corporate overhead, or similar activities.

All capitalized costs within a cost center are depleted on the units-of-production method based on estimated proved reserves attributable to the oil and gas properties owned by the company.

For each cost center, capitalized costs less accumulated depletion and related deferred income taxes, may not exceed the cost center ceiling. The cost center ceiling is equal to the sum of (a) the present value of estimated future net revenues from proved oil and gas reserves, less estimated future expenditures to be incurred in developing the proved reserves computed using a 10 percent discount factor; (b) the cost of properties not being amortized; (c) the lower of cost or fair market value of unproven properties included in the costs being amortized; and (d) income tax effects related to the differences between the book and tax basis of the properties.  Any excess is charged to expense during the period in which the excess occurs.

Sales of oil and gas properties, whether or not being amortized currently, are accounted for as adjustments of capitalized costs, with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas attributable to a cost center. Abandonments of oil and gas properties are accounted for as adjustments of capitalized costs, and are amortized and subject to the cost center ceiling limitation.

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Notes to the Financial Statements

(Expressed in US Dollars) (Unaudited)

March 31, 2005

2.

Significant Accounting Policies (continued)

c)

Equipment

Office equipment is recorded at cost and is amortized on the declining balance basis at an annual rate of 30%.

d)

Foreign currency translation

Monetary assets and liabilities are translated at year-end exchange rates; other assets and liabilities have been translated at the rates prevailing at the date of transaction. Revenue and expense items, except for amortization, are translated at the average rate of exchange for the period.  Amortization is converted using rates prevailing at dates of acquisition. Gains and losses from foreign currency translation are included in the statement of operations.

e)

Loss per share

Basic loss per share has been calculated based on the weighted average number of common shares outstanding during the period.  The company uses the treasury stock method of calculating fully diluted per share amounts whereby any proceeds from the exercise of stock options or other dilutive instruments are assumed to be used to purchase common shares at the average market price during the period.  There were no options or other dilutive instruments outstanding at March 31, 2005.

f)

Financial instruments

All significant financial assets, financial liabilities and equity instruments of the company are either recognized or disclosed in the financial statements together with other information relevant for making a reasonable assessment of future cash flows, interest rate risk and credit risk.  Where practicable the fair values of financial assets and financial liabilities have been determined and disclosed; otherwise only available information pertinent to fair value has been disclosed.

g)

Comprehensive income

Under SFAS 130, the company is required to record certain gains and losses as a component of Stockholders' Equity, with the current changes in the component balances comprising the balance sheet figure disclosed in a separate statement or in a financial statement note.  The loss for the period is the same as the comprehensive loss for the period.

h)

Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from those reported.

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Notes to the Financial Statements

(Expressed in US Dollars) (Unaudited)

March 31, 2005

2.

Significant Accounting Policies (continued)

i)

Income taxes

Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”.  A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the period of deferred tax assets and liabilities.

j)

Recent accounting pronouncements

In May 2003, the FASB issued SFAS No. 150, "Accounting for certain Financial Instruments with Characteristics of both Liabilities and Equity" ("SFAS No. 150"). SFAS 150 requires that certain financial instruments issued in the form of shares that are mandatorily redeemable as well as certain other financial instruments be classified as liabilities in the financial statements. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003.

In addition, the FASB and Emerging Issues Task Force ("EITF") have issued a variety of interpretations including the following interpretations with wide applicability:

Financial Interpretation No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities", which addresses the consolidation of variable interest entities (formerly referred to as "Special Purpose Entities"). The Interpretation is generally in effect for interim or annual periods beginning after December 15, 2003.

In November 2002, the EITF reached a consensus on Issue 00-21, "Revenue Arrangements with Multiple Deliverables" ("EITF 00-21"). This consensus addresses issues related to separating and allocating value to the individual elements of a single customer arrangement involving obligations regarding multiple products, services, or rights which may be fulfilled at different points in time or over different periods of time. EITF 00-21 guidance is applicable for arrangements entered into in fiscal periods beginning after June 15, 2003.

The adoption of these new pronouncements is not expected to have a material effect on the company’s financial position or results of operations.

3.

Related Party Transactions

a)

During the period, the company entered into transactions with related parties as follows:

Management fees paid to a corporation controlled by a director

$15,000

Rent paid to a corporation controlled by a director

$     900

b)

As of March 31, 2005, $75 was owed to a corporation owned by a director of the company in respect of expenses.  The amount due to a related party is unsecured, without interest or stated terms of repayment, accordingly fair value can not be reliably determined.

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Notes to the Financial Statements

(Expressed in US Dollars) (Unaudited)

March 31, 2005

4.

Unproved Oil and Gas Property

a)

McMullen County, Texas

The company owns an 18% working interest (an 13.5% net revenue interest) in the J.B. Henry #1 natural gas re-entry prospect located in central McMullen County, Texas.  The company has forwarded $115,000 to date and is committed to paying an additional $127,460 (accrued) for this interest.

Following completion of a planned re-entry of the J.B. Henry #1 well, the company will have an option to participate, as to a 18% undivided interest, in the re-entry of the E.M. Henry #2 natural gas well at an estimated cost to the company of an additional $100,000.

b)

Costs incurred in oil and gas property acquisition, exploration and development activities

Costs incurred in oil and gas property acquisition, exploration and development activities are summarized as follows:

March 31, 2005
Acquisitions:
Proved producing reserves	$ -
Proved undeveloped reserves	-
Unproven property	242,952
Development costs	-
Exploration costs	-

$ 242,952

5.

Equipment

	Cost	Accumulated Amortization	Net Book Value

Office equipment	$ 2,868	$ 394	$ 2,474

6.

Commitments and contingencies

a)

The company has entered into a management agreement with the President effective July 28, 2004 for a term of five years, at a monthly fee of $5,000, until the company becomes profitable at which time the monthly fee will increase to $7,500.

b)

Effective March 22, 2005, pursuant to which a consultant will be paid $2,500 per month, in cash until July 2005 at which time the fee will increase to $4,500 and will be payable 50% in cash and 50% in common shares. The contractor will be issued 20,000 additional common shares as an inducement to commence work with the company, the cost of which has been accrued at March 31, 2006.  Additional remuneration includes a minimum of 100,000 options to be granted annually.   The agreement is for a term of three years. If the agreement is terminated at the option of the company without notice, damages are payable equal to 6 times the monthly fee.

Wentworth Oil & Gas, Inc.

(an Exploration Stage Enterprise)

Notes to the Financial Statements

(Expressed in US Dollars) (Unaudited)

March 31, 2005

7.

Subsequent Events

a)

On May 12, 2005, Wentworth Energy, Inc. acquired 86.8% of the company’s common stock by issuing 1,416,000 shares in the common stock of Wentworth Energy, Inc. at a deemed value of $0.001 per share, and on August 4, 2005 acquired an additional 11.0% of the company’s common stock by issuing 180,000 shares in the capital stock of Wentworth Energy, Inc. at a deemed value of $0.001 per share.  Wentworth Energy, Inc. accounted for the acquisition of the company as a recapitalization of Wentworth Energy, Inc.  The company is deemed to be the accounting acquirer.  The valuation of the 1,596,000 shares was determined on the net book value of the company.

b)

In August 2005 the company sold ½ of its total interest in the McMullen County, Texas project, equivalent to a 9% working interest, for $180,463, these funds were used to settle the majority of the amounts owing to the operator, including the promissory notes and $16,000 of cash bonuses on those notes.  At the time of the sale, a loss of approximately $54,000 was recognized, and an additional write-down of $54,000 was recorded against the remaining cost of the property.

Exhibit 9.01.2

Wentworth Energy, Inc.

Unaudited Pro Forma Combined

Financial Statements

The unaudited pro forma combined financial statements were prepared to present the effect of the following transactions:

●

Wentworth Energy, Inc. acquired 97.8% of Wentworth Oil & Gas, Inc. by the issuance of a total of 1,596,000 shares of common stock on May 12, 2005 and August 4, 2005 at a deemed value of $0.001 per share. The Company accounted for the acquisition of Wentworth Oil & Gas, Inc. as a recapitalization of Wentworth Energy, Inc.. Wentworth Oil & Gas is deemed to be the accounting acquirer. At the date of acquisition there was no adjustment to the carrying value of the assets or liabilities of either Wentworth Energy, Inc. or Wentworth Oil & Gas, Inc..  The valuation of the 1,596,000 shares was determined on the net book value of Wentworth Oil & Gas, Inc.  The company debited additional paid-in capital for $75,730 which was the value of the stockholder deficit at the date of acquisition. As the stockholder deficit at the beginning of the fiscal period is less then the deficit from the date of acquisition, there is a credit to the opening deficit accumulated during the exploration stage.

●

The inter-company loans were adjusted to NIL at March 31, 2005.

●

The elimination of Wentworth Energy, Inc. opening balances by adjustment to common stock, additional paid in capital and deficit accumulated during the exploration stage.

The unaudited pro forma combined balance sheet gives effect to all of the transactions listed above as if they had occurred on March 31, 2005.

The unaudited pro forma combined statements of operations of Wentworth Energy, Inc. for the period from inception on July 21, 2004 to December 31, 2004 and the three months ended March 31, 2005, give effect to all the transactions listed above as if they had occurred upon inception and January 1, 2005 respectively.

The accompanying unaudited pro forma combined financial statements include:

●

Wentworth Oil & Gas, Inc.’s historic balance sheet as of March 31, 2005 and results of operations for the period from inception on July 21, 2004 to December 31, 2004, and the three months ended March 31, 2005;

●

Wentworth Energy, Inc.’s historic balance sheet as of March 31, 2005 and results of operations for the period from inception on July 21, 2004 to December 31, 2004, and the three months ended March 31, 2005.

The unaudited pro forma combined financial statements of Wentworth Energy, Inc. should be read in conjunction with the historical financial statements of Wentworth Energy, Inc. and Wentworth Oil & Gas, Inc. and the related notes thereto.  The unaudited pro forma combined financial statements of Wentworth Energy, Inc. are based upon assumptions and include adjustments as explained in the notes to the unaudited pro forma combined financial statements, and the actual recording of the transactions could differ.  The unaudited pro forma combined financial statements of Wentworth Energy, Inc. are not necessarily indicative of the financial results that would have occurred had the transactions been effective on and as of the dates indicated and should not be viewed as indicative of operations in the future.

Unaudited Pro Forma Combined

Statement of Operations

Three Months Ended March 31, 2005

	Wentworth Energy, Inc. 03/31/05	Wentworth Oil & Gas, Inc. 03/31/05	Pro Forma Adjustments	Combined Pro Forma Amounts

Revenue	$ -	$ -	$ -	$ -

Administrative expenses
Amortization	-	153		153
Consulting	1,805	33,273		35,078
Interest and bank charges	-	12,659		12,659
Management fees	-	15,000		15,000
Office and miscellaneous	624	11,440		12,064
Professional fees	4,638	9,569		14,207
Promotion	-	6,684		6,684
Rent	-	900		900
Transfer agent	-	428		428
Travel	-	13,447		13,447

	7,067	103,553		110,620

Loss for the period	$ (7,067)	$ (103,553)	$ -	$ (110,620)

Basic and diluted loss per share	$ (0.00)			$ (0.01)

Weighted average shares outstanding	6,200,000		1,596,000 [b]	7,796,000

Unaudited Pro Forma Combined

Statement of Operations

For the Period From Inception on July 21, 2004 to December 31, 2004

	Wentworth Energy, Inc. 12/31/04	Wentworth Oil & Gas, Inc. 12/31/04	Pro Forma Adjustments	Combined Pro Forma Amounts

Revenue	$ -	$ -	$ -	$ -

Administrative expenses
Amortization	-	241		241
Consulting	-	70,546		70,546
Foreign exchange gain	-	(761)		(761)
Interest and bank charges	-	951		951
Management fees	-	25,645		25,645
Office and miscellaneous	-	21,204		21,204
Professional fees	4,750	8,353		13,103
Rent	-	5,600		5,600
Transfer agent	-	2,250		2,250
Travel	-	12,277		12,277

	4,750	146,306		151,056

Loss for the period	$ (4,750)	$ (146,306)	$ -	$ (151,056)

Basic and diluted loss per share	$ (0.00)			$ (0.02)

Weighted average shares outstanding	4,770,000		1,596,000 [b]	6,366,000

Unaudited Pro Forma Combined

Balance Sheet

March 31, 2005

	Wentworth Energy, Inc.	Wentworth Oil & Gas, Inc.	Pro Forma Adjustments	Combined Pro Forma Amounts

Assets

Current
Cash	$ 60,891	$ 26,439	$ -	$ 87,330
Accounts receivable	2,000	3,970	-	5,970
Prepaid expenses	12,500	7,925	-	20,425
Loan to related company	-	18,500	(18,500)[a]	-

	75,391	56,834	(18,500)	113,725

Unproved oil and gas property	-	242,952	-	242,952

Equipment	-	2,474	-	2,474

	$ 75,391	$ 302,260	$ (18,500)	$ 359,151

Liabilities

Current
Accounts payable and accrued liabilities	$ 43,208	$ 79,184	$ -	$ 122,392
Subscriptions received	-	179,000	-	179,000
Due to related parties	-	75	-	75
Loan from related company	18,500	-	(18,500)[a]	-
Property payments outstanding	-	127,460	-	127,460

	61,708	385,719	(18,500)	428,927

Stockholders’ Equity (Deficit)

Common stock, $0.001 par value	9,870	4,080	(2,664)[a]	11,286

Additional paid in capital	38,251	172,320	(86,771)[a]	123,800

Expenses prepaid with common stock	-	(10,000)	10,000[a]	-

Deficit accumulated during the development stage	(34,438)	(249,859)	79,435[a]	(204,862)

	13,683	(83,459)	-	(69,776)
	$ 75,391	$ 302,260	$ (18,500)	$ 359,151

Wentworth Energy, Inc.

Notes to the Unaudited Pro Forma Combined

Financial Statements

Basis of Presentation

a.

Wentworth Oil & Gas, Inc. Acquisition

Wentworth Energy, Inc. acquired 97.8% of Wentworth Oil & Gas, Inc. by the issuance of a total of 1,596,000 shares of common stock on May 12, 2005 and August 4, 2005 at a deemed value of $0.001 per share. The Company accounted for the acquisition of Wentworth Oil & Gas, Inc. as a recapitalization of Wentworth Energy, Inc.. Wentworth Oil & Gas is deemed to be the accounting acquirer. At the date of acquisition there was no adjustment to the carrying value of the assets or liabilities of either Wentworth Energy, Inc. or Wentworth Oil & Gas, Inc..  The valuation of the 1,596,000 shares was determined on the net book value of Wentworth Oil & Gas, Inc.

i)

The company debited additional paid-in capital for $75,730 which was the value of the stockholder deficit at the date of acquisition. As the stockholder deficit at the beginning of the fiscal period is less then the deficit from the date of acquisition, there is a credit to the opening deficit accumulated during the exploration stage.

ii)

The inter-company loans were adjusted to NIL at March 31, 2005.

iii)

The elimination of Wentworth Energy, Inc. opening balances by adjustment to common stock, additional paid in capital and deficit accumulated during the exploration stage

b.

Earnings per share

The weighted average number of shares outstanding on a basic and fully diluted basis has been adjusted to reflect the issuance of 1,596,000 shares of Wentworth Energy, Inc. for the purchase of 97.8% of the issued and outstanding shares of Wentworth Oil & Gas, Inc. as if though those shares were outstanding from inception on July 21, 2004 and January 1, 2005 respectively.